Exhibit 99.1

ASHLAND

With good chemistry great things happen.™

J.P. Morgan Sixth Annual Diversified
Industries Conference
June 7, 2011

Forward-Looking Statements
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are based upon a number of assumptions, risks and uncertainties, including those mentioned within this presentation. Performance estimates are also based upon internal forecasts and analyses of current and future market conditions and trends (including the ability to recover raw-material cost increases through price increases); management plans and strategies; operating efficiencies, economic conditions and the impact of natural disasters; and legal proceedings and claims (including environmental and asbestos matters). These statements also include those that refer to Ashland’s current expectations about the acquisition of International Specialty Products Inc. (ISP). Although Ashland believes its expectations are based on what management believes to be reasonable assumptions, Ashland cannot assure that the expectations reflected in this presentation or in any oral statements related to the acquisition of ISP will be achieved, as they are subject to risks and uncertainties that are difficult to predict and may be outside of Ashland’s control. These risks and uncertainties may cause actual results to differ materially from those stated, projected or implied. Such risks and uncertainties include, among other things, the possibility that the benefits anticipated from the acquisition of ISP will not be fully realized, the possibility that the transaction may not close, and the possibility that financing may not be available on the terms committed. Other factors, uncertainties and risks affecting Ashland are contained in its periodic filings made with the Securities and Exchange
Commission (SEC), including Ashland’s Form 10-K for the fiscal year ended Sept. 30, 2010, and Ashland’s quarterly Form
10-Q filings, which are available on Ashland’s Investor Relations website at http://investor.ashland.com or the SEC’s website at www.sec.gov. Ashland undertakes no obligation to subsequently update or revise the forward-looking statements made in this presentation to reflect events or circumstances after the date of this presentation.
Regulation G: Adjusted and Pro Forma Results
The information presented herein regarding certain unaudited adjusted and pro forma results does not conform to generally accepted accounting principles (GAAP) and should not be construed as an alternative to the reported results determined in accordance with GAAP. Management has included this non-GAAP and pro forma information to assist in understanding the operating performance of the company and its reporting segments. The non-GAAP and pro forma information provided may not be consistent with the methodologies used by other companies. All non-GAAP information related to previous Ashland filings with the SEC has been reconciled with reported GAAP results.

3
Strong Leadership Positions
in Markets We Serve
Ashland
Aqualon
Functional
Ingredients
#1 global
producer
of cellulose
ethers
Ashland
Hercules
Water
Technologies
#1 global
producer
of specialty
papermaking
chemicals
Ashland
Performance
Materials
#1 global leader
in unsaturated
polyester resins
and vinyl ester
resins
Ashland
Consumer
Markets
(Valvoline)
#3 passenger-car
motor oil and
#2 franchised
quick-lube chain
in the United States

June Quarter Update
• Raw material costs have increased during quarter
 - Consumer Markets and Water Technologies
 particularly affected
• Flooding of Mississippi and Ohio river system
 negatively affecting Consumer Markets
 - Supply constraints and increased costs expected
 to unfavorably affect operating income
 by $5 million to $6 million
• Corporate/Unallocated and Other
 - Stranded costs expected to be approximately $10 million
 - Pension and other postretirement benefit expenses
 expected to be approximately $4 million to $5 million

ISP Transaction Overview
Expanding our specialty chemical foundation
• Ashland to acquire privately owned International Specialty Products Inc.
 - Specialty chemical manufacturer of innovative functional ingredients
 - Solutions provider to key growth markets such as personal care and pharmaceutical
 - Trailing 12-month financials for the period ended March 31, 2011
 • Sales: $1.6 billion
 • EBITDA: $360 million
• Purchase price of $3.2 billion
 - All cash deal
 - Includes working capital
 - Immediately accretive to earnings
• Expected closing prior to end of September quarter
 - Subject to regulatory approval and other customary closing conditions

ISP Overview
High-margin, global business
• Leading manufacturer of functional ingredients
 to personal care and pharmaceutical markets
 - EBITDA margins ~ 21% – 22%
 - Robust top-line growth
• Unique technology portfolio that meets a variety
 of demanding customer applications
 - More than 400 active patents
 - Approximately 275 scientists, positioned globally
• Strong global presence
 - Nearly 60% of sales from outside North America
• Extensive relationships with leading consumer
 brand and pharmaceutical providers
• Approximately 2,700 employees

ISP Business
• Highly specialized products to meet
 customers’ unique specifications
• Products represent a small fraction of customers’
 overall costs, but provide high functionality
• Broad technology portfolio protected by patents,
 trade secrets and manufacturing know-how
• High capital costs to replicate manufacturing capabilities

ISP Transaction Rationale
• Strengthens positions in number of important high-growth,
 high-margin end markets
 - Pharmaceutical: Excipients
 - Personal Care: Hair Care, Skin Care, Oral Care
• Broadens Ashland’s intellectual-property portfolio of water-soluble polymers and global R&D and applications capability
 - Strong pipeline of new products to drive growth of combined business
 - New product development opportunities by leveraging new chemistries
• Deepens relationships with existing customers and enhances penetration of existing markets
 - Complementary product offerings in number of areas
• Generates more consistent, predictable earnings and cash flow generation
 - Stable, less-cyclical end markets
• Provides immediate EPS accretion and enhances long-term EPS growth

ISP Transaction Financing
Attractive, low-cost financing
• Purchase price of $3.2 billion
 - $2.9 billion of new financing to be drawn at closing
 • Term Loan A ~ $1.2 billion
 • Term Loan B ~ $1.7 billion
 - Remaining closing amounts will come from available cash
 - Will optimize exact mix of financing between now and closing
 • Mix of bank debt and bond offering is a possibility
• New revolver facility of $750 million to remain undrawn at closing
• Financing commitments in place
• Average cost of debt of approximately 3.8%
 - Assumes we fix 70% – 80% of total outstanding debt
• Estimated Gross Debt/EBITDA ratio at closing of ~ 3.5x
 - Normalized target remains 2.0x

Cost Synergies
History of meeting synergy targets
• Expect ~$50 million annualized cost savings
• Expect to achieve full synergies
 by second year of operation
• History of success in delivering synergies
 - Hercules integration plan and resultant synergies

Key Items
Clear path to completion
• Receipt of necessary regulatory approvals
 - Will require EU and U.S. filings
• Completion of standard and customary closing conditions
 - No financing contingency
 - Reverse termination fee of $413 million
• Path to completion
 - Expect to close by end of September quarter

Accretion
Expect immediate accretion to Ashland EPS
• ISP financials
 - Trailing 12 months’ EBITDA of $360 million
 - Depreciation and amortization of $66 million
 - Tax rate of mid-30%
• Purchase accounting and financing
 - Assumed intangible amortization of $50 million
 - Incremental book interest expense of ~$130 million
• Cash generation focused on debt paydown
 - Increases Ashland’s overall tax rate
 by approximately 500 basis points
 - Accretion is as compared to base case which would have included share repurchases
 • Board authorization remains in place and shares may still be repurchased over time

Revenue: $6.0 billion
EBITDA: $735 million
EBITDA%: 12.3%

Ashland Aqualon Functional Ingredients 18%

Revenue: $7.6 billion
EBITDA: $1.1 billion
EBITDA%: 14.5%

ASHLAND.

Ashland EBITDA Transformation
Enhanced margin performance
1 For trailing 12 months ended March 31, 2011. See Slide 15 for reconciliation to amounts reported under GAAP.
Ashland
Performance
Materials
13%
Ashland
Performance
Materials
13%
Ashland
Consumer
Markets
37%
Ashland
Hercules Water
Technologies
Ashland
Hercules Water
Technologies
23%
23%
Ashland Aqualon
Functional
Ashland Aqualon
Functional
Ingredients
Ingredients
27%
27%
Ashland
Performance
Materials - 8%
Ashland
Performance
Materials - 8%
Ashland
Consumer
Markets
26%
Ashland
Hercules Water
Technologies
Ashland
Hercules Water
Technologies
16%
16%
ISP
32%
Pro Forma1
Today1

ASHLAND®

With good chemistry great things happen.™

ASHLAND.

® Registered trademark, Ashland or its subsidiaries, registered in various countries
™ Trademark, Ashland or its subsidiaries, registered in various countries

($ millions, except percentages)

Sales	Q2 11	Q1 11	Q4 10	Q3 10	Total
Functional Ingredients	270	216	239	227	952
Water Technologies	471	451	462	431	1,815
Performance Materials	325	326	353	357	1,361
Consumer Markets	491	440	462	463	1,856
Total	1,557	1,433	1,516	1,478	5,984

Adjusted EBITDA[1]	Q2 11	Q1 11	Q4 10	Q3 10	Total	EBITDA Margin
Functional Ingredients	64	43	43	58	208	21.8%
Water Technologies	47	45	40	48	180	9.9%
Performance Materials	20	26	26	24	96	7.1%
Consumer Markets	71	74	61	82	288	15.5%
Unallocated	(10)	(13)	(8)	(6)	(37)	
Total	192	175	162	206	735	

ASHLAND.

15

Ashland Inc. and Consolidated Subsidiaries
Reconciliation of Non-GAAP Data
for the 12 Months Ended March 31, 2011
1 Calculation of adjusted EBITDA for each quarter has been reconciled within each quarterly earnings release filed with the SEC and posted on Ashland's website.